UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): August 24, 2010

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

8000 West Florissant Avenue
St. Louis, Missouri	63136
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary
(Percent change.  Trailing 3-month average versus prior year.)

	May ‘10	June ‘10	July ‘10
Process Management	-5	0	0
Industrial Automation	>+20	>+20	>+20
Network Power	+5 to +10	+10	+5 to +10
Climate Technologies	>+20	>+20	+5 to +10
Appliance and Tools	+5 to +10	+5 to +10	+5 to +10
Total Emerson	+10 to +15	+10 to +15	+10

July 2010 Order Comments:

Underlying order growth excluding currency remained strong for the three months ended in July, but has started to moderate slightly from the peak level as expected.  We expect underlying order growth to continue moderating and return to more normal levels as comparisons become less favorable in future months.  Currency exchange rates negatively impacted total Emerson by approximately 7 percentage points.

The Process Management trailing three-month underlying order growth rate excluding currency continued to strengthen and was at the highest level since orders turned positive in March.  Currency exchange rates negatively impacted orders by approximately 15 percentage points.  MRO and small projects continued to drive order growth in the U.S., Europe, and Asia.  Oil and gas orders have improved globally and power and nuclear end markets have gained strength.

Order growth for Industrial Automation remained strong and was led by the electrical drives, power generating alternator and power transmission businesses.

Network Power trailing three-month underlying orders excluding currency increased slightly versus the previous month, but currency exchange rates negatively impacted orders by approximately 4 percent.  Excluding currency, all businesses had double-digit increases with the exception of the network power business in Asia, which declined against tough prior year comparisons which were driven by 2009 stimulus investments in China.

Climate Technologies orders continued to moderate from very high levels to more normal levels as comparisons become increasingly difficult.  Growth was driven by broad demand across Asia, as well as European refrigeration and North American residential replacement and stationary refrigeration end markets.

Appliance and Tools order trends remained consistent with the prior month, with growth in the motors, tools and disposer businesses partially offset by weakness in the residential storage business.

Upcoming Investor Events:

August 31, 2010 – Morgan Stanley Global Industrials Unplugged Conference
Location:  The New York Palace Hotel in New York City
Time:  9:00 a.m. to 9:40 a.m. Eastern Daylight Time
Presenter: Edward L. Monser, Chief Operating Officer

Updates and further details on this and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: August 24, 2010	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary